CAPITAL AND FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about financial instruments [abstract]
CAPITAL AND FINANCIAL RISK MANAGEMENT
28.	CAPITAL AND FINANCIAL RISK MANAGEMENT

Capital Management

The Group’s policy is to maintain a strong capital base to maintain investor, creditor and market confidence and to sustain future development of the business. The Board of Directors monitors earnings per share as a measure of performance, which the Group defines as profit after tax divided by the weighted average number of shares in issue.

At December 31, 2021 the Group has no bank loans, it maintains a relationship with a number of lending banks and Trinity Biotech is listed on the NASDAQ, which allows the Group to potentially raise funds through equity financing. In 2015, the Group raised US$115 million through the issuance of 30-year exchangeable senior notes. In 2018 the Group repurchased US$15.1 million of the exchangeable senior notes, leaving US$99.9 million outstanding. In January 2022, the Group successfully closed a US$81,250,000 senior secured term loan credit facility (the “Term Loan”) with Perceptive Advisors. Proceeds from the Term Loan, along with existing cash and the issuance of 5.3 million American Depository Shares in the Company, were used to retire approximately US$99.7 million of the Exchangeable Notes. For more information, refer to Note 30, Post Balance Sheet Events.

In April 2022, the Company announced a US$45 million strategic investment and partnership with MiCo, a KOSDAQ-listed and Korea-based company. The investment consists of an equity investment of approximately US$25.2 million and a seven-year, unsecured junior convertible note of US$20 million. For more information, refer to Note 30, Post Balance Sheet Events.

Fair Values

The table below sets out the Group’s classification of each class of financial assets/liabilities, their fair values and under which valuation method they are valued:

		Level 1	Level 2	Total carrying amount	Fair Value
	Note	US$’000	US$’000	US$’000	US$’000
December 31, 2021
Loans and receivables at amortised cost
Trade receivables	18	13,290	-	13,290	13,290
Cash and cash equivalents	19	25,910	-	25,910	25,910
Finance lease receivable	16, 18	293	-	293	293

		39,493	-	39,493	39,493

Liabilities at amortised cost
Exchangeable note¹	24	-	(83,312)	(83,312)	(83,312)
Lease liabilities	25	(15,845)	-	(15,845)	(15,845)
Trade and other payables (excluding deferred income)	22	(14,986)	-	(14,986)	(14,986)
Provisions	23	(50)	-	(50)	(50)

		(30,881)	(83,312)	(114,193)	(114,193)

Fair value through profit and loss (FVPL)
Exchangeable note bond call option	24	-	-	-	-
Exchangeable note equity conversion option	24	-	-	-	-

		-	-	-	-

		8,612	(83,312)	(74,700)	(74,700)

¹ The maturity of the Exchangeable Notes is based on the contractual maturity date of April 1, 2045 and does not take into account the potential exercise of put and call options in the next five years or the exchange agreements entered into with five exchangeable note holders in December 2021.

For financial reporting purposes, fair value measurements are categorized into Level 1, 2 or 3 based on the degree to which inputs to the fair value measurements are observable and the significance of the inputs to the fair value measurement in its entirety, which are described as follows:

Level 1: quoted prices (unadjusted) in active markets for identical assets or liabilities

Level 2: valuation techniques for which the lowest level of inputs which have a significant effect on the recorded fair value are observable, either directly or indirectly

Level 3: valuation techniques for which the lowest level of inputs that have a significant effect on the recorded fair value are not based on observable market data.

		Level 1	Level 2	Total carrying amount	Fair Value
	Note	US$’000	US$’000	US$’000	US$’000
December 31, 2020
Loans and receivables at amortised cost
Trade receivables	18	20,025	-	20,025	20,025
Cash and cash equivalents	19	27,327	-	27,327	27,327
Finance lease receivable	16, 18	506	-	506	506

		47,858	-	47,858	47,858

Liabilities at amortised cost
Exchangeable note	24	-	(82,664)	(82,664)	(82,664)
Lease liabilities	25	(18,741)	-	(18,741)	(18,741)
Trade and other payables (excluding deferred income)	22	(19,890)	-	(19,890)	(19,890)
Provisions	23	(416)	-	(416)	(416)

		(39,047)	(82,664)	(121,711)	(121,711)

Fair value through profit and loss (FVPL)
Exchangeable note bond call option	24	-	150	150	150
Exchangeable note equity conversion option	24	-	(1,370)	(1,370)	(1,370)

		-	(1,220)	(1,220)	(1,220)

		8,811	(83,884)	(75,073)	(75,073)

¹ The maturity of the Exchangeable Notes is based on the contractual maturity date of April 1, 2045 and does not take into account the potential exercise of put and call options in the next five years or the exchange agreements entered into with five exchangeable note holders in December 2021.

The valuation techniques used for instruments categorised as level 2 are described below:

The fair values of the options associated with the exchangeable notes are calculated in consultation with third-party valuation specialists due to the complexity of their nature. There are a number of inputs utilised in the valuation of the options, including share price, historical share price volatility, risk-free rate and the expected borrowing cost spread over the risk-free rate.

Financial Risk Management

The Group uses a range of financial instruments (including cash, finance leases, receivables, payables and derivatives) to fund its operations. These instruments are used to manage the liquidity of the Group. Working capital management is a key additional element in the effective management of overall liquidity. The Group does not trade in financial instruments or derivatives. The main risks arising from the utilization of these financial instruments are interest rate risk, liquidity risk and credit risk.

 Interest rate risk

Effective and repricing analysis

The following table sets out all interest-earning financial assets and interest bearing financial liabilities held by the Group at December 31, indicating their effective interest rates and the period in which they re-price:

As at December 31, 2021	Note	Effective interest rate	Total US$’000	6 mths or less US$’000	6 –12 mths US$’000	1-2 years US$’000	2-5 years US$’000	> 5 years US$’000
Cash and cash equivalents	19	0.01%	25,910	25,910	-	-	-	-
Lease receivable	16,18	4.0%	293	81	61	89	62	-
Exchangeable note¹	24	4.8%	(83,312)	-	-	-	-	(83,312)
Other borrowings	22	0%	(31)	-	(31)	-	-	-
Lease payable on Right of Use assets	25	5.0%	(15,668)	(973)	(905)	(1,554)	(4,516)	(7,720)
Lease payable on sale & leaseback transactions	25	5.0%	(177)	(51)	(51)	(75)	-	-

Total			(72,985)	24,967	(926)	(1,540)	(4,454)	(91,032)

¹ The maturity of the Exchangeable Notes is based on the contractual maturity date of April 1, 2045 and does not take into account the potential exercise of put and call options in the next five years or the exchange agreements entered into with five exchangeable note holders in December 2021.

As at December 31, 2020	Note	Effective interest rate	Total US$’000	6 mths or less US$’000	6 –12 mths US$’000	1-2 years US$’000	2-5 years US$’000	> 5 years US$’000
Cash and cash equivalents	19	0.1%	27,327	27,327	-	-	-	-
Lease receivable	16,18	4.0%	506	120	95	142	149	-
Licence payments	23	8.1%	(194)	(194)	-	-	-	-
Exchangeable note	24	4.8%	(82,664)	-	-	-	-	(82,664)
Other borrowings	22	0%	(31)	-	-	(31)	-	-
Lease payable on Right of Use assets	25	5.0%	(18,461)	(1,022)	(1,032)	(1,914)	(4,856)	(9,637)
Lease payable on sale & leaseback transactions	25	5.0%	(280)	(49)	(50)	(104)	(77)	-

Total			(73,797)	26,182	(987)	(1,907)	(4,784)	(92,301)

¹ The maturity of the Exchangeable Notes is based on the contractual maturity date of April 1, 2045 and does not take into account the potential exercise of put and call options in the next five years or the exchange agreements entered into with five exchangeable note holders in December 2021.

In broad terms, a one-percentage point increase in interest rates would increase interest income by US$31,000 (2020: US$31,000) and would not affect the interest expense (2020: nil) resulting in an increase in net interest income of US$31,000 (2020: increase in net interest income of US$31,000).

Interest rate profile of financial assets / liabilities

The interest rate profile of financial assets/liabilities of the Group was as follows:

	December 31, 2021 US$‘000	December 31, 2020 US$‘000
Fixed rate instruments
Fixed rate financial liabilities (licence fees)	-	(194)
Fixed rate financial liabilities (exchangeable note)	(83,312)	(82,664)
Fixed rate financial liabilities (borrowings)	(31)	(31)
Fixed rate financial liabilities (lease payables)	(15,844)	(18,741)
Financial assets (short-term deposits and short-term investments)	3,121	3,118
Financial assets (lease receivables)	293	506

	(95,773)	(98,006)

Financial assets comprise cash and cash equivalents and short-term investments as at December 31, 2021 and December 31, 2020 (see Note 19 and 20).

Fair value sensitivity analysis for fixed rate instruments

The Group does not account for any fixed rate financial liabilities at fair value through profit and loss. Therefore, a change in interest rates at December 31, 2021 would not affect profit or loss. There was no significant difference between the fair value and carrying value of the Group’s trade receivables and trade and other payables at December 31, 2021 and December 31, 2020 as all fell due within 6 months.

Liquidity risk

The Group’s operations were cash generating in the year to December 31, 2021. Short-term flexibility is achieved through the management of the Group’s short-term deposits.

The following are the contractual maturities of financial liabilities, including estimated interest payments:

As at December 31, 2021 US$’000	Carrying amount US$’000	Contractual cash flows US$’000	6 mths or less US$’000	6 mths – 12 mths US$’000	1-2 years US$’000	2-5 years US$’000	>5 years US$’000
Financial liabilities
Trade & other payables	15,127	15,127	15,127	-	-	-	-
Lease payable on Right of Use assets	15,668	15,668	973	905	1,554	4,516	7,720
Lease payable on sale & leaseback transactions	177	177	51	51	75	-	-
Other borrowings	31	31	-	31	-	-	-
Exchangeable notes ¹	83,312	99,900	-	-	-	-	99,900
Exchangeable note interest	999	93,906	1,998	1,998	3,996	11,988	73,926

	115,314	224,809	18,149	2,985	5,625	16,504	181,546

¹ The maturity of the Exchangeable Notes is based on the contractual maturity date of April 1, 2045 and does not take into account the potential exercise of put and call options in the next five years or the exchange agreements entered into with five exchangeable note holders in December 2021.

As at December 31, 2020 US$’000	Carrying amount US$’000	Contractual cash flows US$’000	6 mths or less US$’000	6 mths – 12 mths US$’000	1-2 years US$’000	2-5 years US$’000	>5 years US$’000
Financial liabilities
Trade & other payables	24,335	24,335	24,335	-	-	-	-
Lease payable on Right of Use assets	18,461	18,461	1,022	1,032	1,914	4,856	9,637
Lease payable on sale & leaseback transactions	280	280	49	50	104	77	-
Other borrowings	31	31	-	-	31	-	-
Exchangeable notes ¹	82,664	99,900	-	-	-	-	99,900
Exchangeable note interest	999	97,902	1,998	1,998	3,996	11,988	77,922

	126,770	240,909	27,404	3,080	6,045	16,921	187,459

¹ The maturity of the Exchangeable Notes is based on the contractual maturity date of April 1, 2045 and does not take into account the potential exercise of put and call options in the next five years.

Foreign exchange risk

The majority of the Group’s activities are conducted in US Dollars. Foreign exchange risk arises from the fluctuating value of the Group’s Euro denominated expenses as a result of the movement in the exchange rate between the US Dollar and the Euro. Arising from this, where considered necessary, the Group pursues a treasury policy which periodically aims to sell US Dollars forward to match a portion of its uncovered Euro expenses at exchange rates lower than budgeted exchange rates. These forward contracts are primarily cashflow hedging instruments whose objective is to cover a portion of these Euro forecasted transactions. Forward contracts normally have maturities of less than one year after the balance sheet date. There were no forward contracts in place as at December 31, 2021.

Foreign currency short term financial assets and liabilities which expose the Group to currency risk are disclosed below. The amounts shown are those reported to key management translated into US Dollars at the closing rate:

	EUR	GBP	SEK	CAD	BRL	Other
As at December 31, 2021	US$‘000	US$‘000	US$‘000	US$‘000	US$‘000	US$‘000
Cash	327	115	5	4,617	1,370	-
Trade and other receivable	464	58	-	488	1,538	-
Trade and other payables	(2,456)	(28)	(11)	(166)	(629)	-

Total exposure	(1,665)	145	(6)	4,939	2,279	-

	EUR	GBP	SEK	CAD	BRL	Other
As at December 31, 2020	US$‘000	US$‘000	US$‘000	US$‘000	US$‘000	US$‘000
Cash	1,229	152	9	2,859	776	-
Trade and other receivable	1,105	63	-	3,191	1,357	-
Trade and other payables	(2,821)	(57)	(1)	(449)	(529)	-

Total exposure	(487)	158	8	5,601	1,604	-

The Group states its forward exchange contracts at fair value in the balance sheet. The Group classifies its forward exchange contracts as hedging forecasted transactions and thus accounts for them as cash flow hedges. There were no forward exchange contracts in place at December 31, 2021 or December 31, 2020.

Sensitivity analysis

A 10% strengthening of the US Dollar against the Euro at December 31, 2021 would have increased profit and other equity by the amounts shown below. This analysis assumes that all other variables, in particular interest rates, remain constant.

Profit or loss US$’000
December 31, 2021
Euro	780

December 31, 2020
Euro	541

A 10% weakening of the US Dollar against the Euro at December 31, 2021 would have decreased profit and other equity by the amounts shown below. This analysis assumes that all other variables, in particular interest rates, remain constant.

Profit or Loss US$000
December 31, 2021
Euro	(953)

December 31, 2020
Euro	(661)

Credit Risk

The Group has no significant concentrations of credit risk. Exposure to credit risk is monitored on an ongoing basis. The Group maintains specific provisions for potential credit losses. To date such losses have been within management’s expectations. Due to the large number of customers and the geographical dispersion of these customers, the Group has no significant concentrations of accounts receivable.

With respect to credit risk arising from the other financial assets of the Group, which comprise cash and cash equivalents and deferred consideration, the Group’s exposure to credit risk arises from default of the counter-party, with a maximum exposure equal to the carrying amount of these instruments. The Group’s management considers that all of the above financial assets that are not impaired or past due for each of the 31 December reporting dates under review are of good credit quality.

The Group maintains cash and cash equivalents and enters into forward contracts, when necessary, with various financial institutions. The Group performs regular and detailed evaluations of these financial institutions to assess their relative credit standing. The carrying amount reported in the balance sheet for cash and cash equivalents and forward contracts approximate their fair value.

Exposure to credit risk

The carrying amount of financial assets represents the maximum credit exposure. The maximum exposure to credit risk is as follows:

	Carrying Value December 31, 2021 US$’000	Carrying Value December 31, 2020 US$’000
Third party trade receivables (Note 18)	13,290	20,025
Finance lease income receivable (Note 18)	293	506
Cash and cash equivalents (Note 19)	25,910	27,327

	39,493	47,858

The maximum exposure to credit risk for trade receivables and finance lease income receivable by geographic location is as follows:

	Carrying Value December 31, 2021 US$’000	Carrying Value December 31, 2020 US$’000
United States	5,822	10,730
Euro-zone countries	1,072	1,360
United Kingdom	118	98
Other European countries	-	13
Other regions	6,571	8,330

	13,583	20,531

The maximum exposure to credit risk for trade receivables and finance lease income receivable by type of customer is as follows:

	Carrying Value December 31, 2021 US$’000	Carrying Value December 31, 2020 US$’000
End-user customers	6,923	11,812
Distributors	6,220	8,186
Non-governmental organisations	440	533

	13,583	20,531

Due to the large number of customers and the geographical dispersion of these customers, the Group has no significant concentrations of accounts receivable.

Impairment Losses

The ageing of trade receivables at December 31, 2021 is as follows:

	Gross	Impairment	Expected Credit Loss Rate	Gross	Impairment	Expected Credit Loss Rate
	2021	2021	2021	2020	2020	2020
	US$’000	US$’000%		US$’000	US$’000%
Not past due	8,461	-	-%	16,754	112	0.7%
Past due 0-30 days	2,423	1	0.1%	1,829	222	12.1%
Past due 31-120 days	1,981	97	4.9%	1,755	60	3.4%
Greater than 120 days	3,011	2,888	73.0%	3,609	3,528	97.8%

	15,876	2,986	-	23,947	3,922	-

 The movement in the allowance for impairment in respect of trade receivables during the year was as follows:

	2021	2020	2019
	US$’000	US$’000	US$’000
Balance at January 1	3,922	5,443	4,202
Charged to costs and expenses	76	166	1,276
Amounts written off during the year	(1,012)	(1,687)	(35)

Balance at December 31	2,986	3,922	5,443

The allowance for impairment in respect of trade receivables is used to record impairment losses unless the Group is satisfied that no recovery of the account owing is possible. At this point the amount is considered irrecoverable and is written off against the financial asset directly.